UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PARAMETRIC TECHNOLOGY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 6, 2013.

Meeting Information
	Meeting Type:	Annual Meeting
PARAMETRIC TECHNOLOGY CORPORATION	For holders as of:	January 7, 2013
	Date: March 6, 2013	Time: 8:00 a.m., local time
Location: The Corporate Offices
140 Kendrick Street
Needham, MA 02494
PARAMETRIC TECHNOLOGY CORPORATION

140 KENDRICK STREET NEEDHAM, MA 02494	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT                     FORM 10-K WRAP

  How to View Online:

  Have the information that is printed in the box marked by the arrow (located on the following   page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a   copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

  *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the       arrow (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please   make the request as instructed above on or before February 20, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an   attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for   meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by   the arrow (located on the following page) available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR ALL nominees:
1. Elect three Class II Directors to serve for the next three years:
Nominees:
01) Thomas F. Bogan
02) Michael E. Porter
03) Robert P. Schechter
The Board of Directors recommends you vote FOR the following proposals:
2. Approve an increase in the number of shares available for issuance under our 2000 Equity Incentive Plan.
3. Advisory vote to approve the compensation of our named executive officers.
4. Confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year.

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